UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report: April 18, 2007 (Date of earliest event reported)
ISCO International, Inc. (Exact name of registrant as specified in its charter)

IL (State or other jurisdiction of incorporation)	001-22302 (Commission File Number)	36-3688459 (IRS Employer Identification Number)

1001 Cambridge Drive, Elk Grove Village, IL (Address of principal executive offices)		60007 (Zip Code)
847-391-9400 (Registrant's telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On April 18, 2007, the Company issued a press release announcing the receipt of an audit opinion containing a "going concern" qualification. The press release is attached as Exhibit 99.1 to this Form 8-K.
The information in this Current Report on Form 8-K is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.

Item 8.01. Other Events

On April 18, 2007, the Company issued a press release announcing the Company's 2007 Annual Meeting of Stockholders will be held on June 8, 2007 (the "2007 Annual Meeting") at 10 am central time, at the Marriot Suites Chicago O'Hare (6155 North River Road, Rosemont, Illinois 60018).
A stockholder proposal, including a nomination of candidates for election to the Board, not included in the proxy statement for the 2007 Annual Meeting will be ineligible for presentation at the meeting unless the stockholder gives timely notice of the proposal in writing to the Secretary of the Company at the principal executive offices of the Company at 1001 Cambridge Drive, Elk Grove Village, IL 60007 and otherwise complies with the provisions of the Company's Bylaws. To be timely for the 2007 Annual Meeting, the notice must be delivered not less than 60 days nor more than 90 days prior to the meeting; provided, however, that if the Company has not publicly disclosed (in the manner provided in the By-Laws) the date of the meeting at least 70 days prior to the meeting date, the notice must be received not later than the close of business on the tenth day following the day on which the Company publicly discloses the meeting date. For the 2007 Annual Meeting, stockholders must submit written notice to the Secretary in accordance with the foregoing Bylaw provisions not later than April 27, 2007.
To be in proper written form, a stockholder's notice to the Secretary must set forth (a) as to each person whom the stockholder proposes to nominate for election as a director, all information relating to the person that would be required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A of the Securities Exchange Act of 1934, as amended and the rules and regulations promulgated thereunder, including such person's written consent to being named in the proxy statement as a nominee and to serving as director if elected; (b) as to such other business the stockholder proposes for action at the 2007 Annual Meeting, a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting and any material interest of the stockholder in such business; and (c) as to the stockholder giving the notice (i) the name and record address of such stockholder as they appear on the Company's books and (ii) the number of shares of the Company which are beneficially owned by such stockholder, by class and series.

Item 9.01. Financial Statements and Exhibits

(a) Financial statements:
            None
(b) Pro forma financial information:
            None
(c) Shell company transactions:
            None
(d) Exhibits
            99.1       Press Release of ISCO International, Inc. dated April 18, 2007

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 18, 2007	ISCO INTERNATIONAL, INC. By: /s/ Frank Cesario Frank Cesario Chief Financial Officer

Exhibit Index
Exhibit No.	Description
99.1	Press Release of ISCO International, Inc. dated April 18, 2007